Exhibit 99.1

Tom Wojcik, Investor Relations	Brian Beades, Media Relations
212.810.8127	212.810.5596

BlackRock Reports Second Quarter 2016 Diluted EPS of $4.73, or $4.78 as adjusted

•	AUM of $4.9 trillion, up 4% year-over-year and 3% sequentially
•	$2 billion of long-term net inflows in the second quarter of 2016, and $126 billion over the last twelve months, demonstrate strength of diversified business model
•	2% decline in base fees year-over-year, driven by mix shift from equities to fixed income and cash
•	13% growth in Aladdin® revenue from the second quarter of 2015 reflects continued demand for risk management
•	2% decline in diluted EPS (4% as adjusted) year-over-year reflects mix shift and lower performance fees
•	Consistent capital management with $275 million of quarterly share repurchases

FINANCIAL RESULTS

(in millions, except per share data)	Q2 2016	Q2 2015	Change		Q1 2016	Change		Six Months Ended June 30,
								2016	2015	Change
AUM	$4,890,121	$4,721,294	4%		$4,737,165	3%		$4,890,121	$4,721,294	4%
GAAP basis:
Revenue	$2,804	$2,905	(3)%		$2,624	7%		$5,428	$5,628	(4)%
Operating income	$1,173	$1,238	(5)%		$963	22%		$2,136	$2,305	(7)%
Operating margin	41.8%	42.6%	(80	) bps	36.7%	510	bps	39.4%	41.0%	(160	) bps
Net income(1)	$789	$819	(4)%		$657	20%		$1,446	$1,641	(12)%
Diluted EPS	$4.73	$4.84	(2)%		$3.92	21%		$8.66	$9.69	(11)%
Weighted average diluted shares	166.6	169.1	(1)%		167.4	—%		167.0	169.4	(1)%
As Adjusted:
Operating income(2)	$1,179	$1,248	(6)%		$1,047	13%		$2,226	$2,325	(4)%
Operating margin(2)	43.9%	44.9%	(100	) bps	41.6%	230	bps	42.8%	43.2%	(40	) bps
Net income(1) (2)	$797	$838	(5)%		$711	12%		$1,508	$1,668	(10)%
Diluted EPS(2)	$4.78	$4.96	(4)%		$4.25	12%		$9.03	$9.85	(8)%

(1)	Net income represents net income attributable to BlackRock, Inc.
(2)	See notes (1) through (4) to the Condensed Consolidated Statements of Income and Supplemental Information on pages 13 through 15 for more information on as adjusted items and the reconciliation to GAAP.

New York, July 14, 2016 — BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and six months ended June 30, 2016.

“Our clients are facing unprecedented challenges as they attempt to navigate the current investment environment,” said Chairman and Chief Executive Officer Laurence D. Fink. “Political and macroeconomic uncertainty, historically low yields and elevated market volatility are leading clients to pause, as evidenced by more than $55 trillion in bank deposits in the US, China and Japan alone.

“BlackRock generated $2 billion of long-term net flows in the quarter and $126 billion of inflows over the last twelve months, despite the impact of market headwinds and a slowdown in client activity. Beta and mix shift favored fixed income and cash relative to equities, and impacted second quarter base fees year-over-year.

“This market environment is creating greater opportunities for BlackRock to engage with clients – leading to more frequent and substantive conversations than ever before. Clients are seeking advice, goal-oriented investment solutions and risk management and technological expertise. The differentiated platform we have purposely built at BlackRock is resonating with clients. Our combination of active, index and alternative investment capabilities, powered by Aladdin’s industry-leading technology and risk management, positions us well to capture flows when client activity accelerates.

“We are seeing increasing evidence that our recent strategic investments are driving growth. iShares generated $16 billion of net new business during the quarter, with significant strength in fixed income and ‘smart-beta’ ETFs, as clients utilize these tools to manage risk and minimize volatility. We saw another strong quarter of capital raising in infrastructure, bringing total invested and committed capital to $8 billion, providing clients access to attractive long-term returns and stimulating needed economic growth. Finally, Aladdin revenue grew 13% year-over-year. The increasing impact of technology on our industry continues to drive demand, as we signed one of our largest ever institutional clients during the quarter, and we remain focused on meeting the growing need for technology solutions in the retail sector.

“Now more than ever, BlackRock is uniquely positioned to provide innovative solutions to our clients’ complex investment and technology needs. Our focus remains on investing for the future so BlackRock can help clients meet their financial goals and deliver long-term value for shareholders.”

RESULTS BY CLIENT TYPE (in millions), (unaudited)	Q2 2016 Net flows	June 30, 2016 AUM	Q2 2016 Base Fees(1)	June 30, 2016 AUM % of Total	Q2 2016 Base Fees(1) % of Total
Retail	$(6,292)	$544,427	$806	12%	34%
iShares	15,675	1,154,122	845	26%	36%
Institutional:
Active	(6,717)	1,009,721	479	22%	20%
Index	(1,129)	1,796,654	240	40%	10%

Total institutional	(7,846)	2,806,375	719	62%	30%

Total long-term	$1,537	$4,504,924	$2,370	100%	100%

RESULTS BY PRODUCT TYPE (in millions), (unaudited)	Q2 2016 Net flows	June 30, 2016 AUM	Q2 2016 Base Fees(1)	June 30, 2016 AUM % of Total	Q2 2016 Base Fees(1) % of Total
Equity	$(2,215)	$2,432,558	$1,236	54%	52%
Fixed income	5,494	1,566,656	655	34%	28%
Multi-asset	(3,099)	386,520	291	9%	12%
Alternatives	1,357	119,190	188	3%	8%

Total long-term	$1,537	$4,504,924	$2,370	100%	100%

RESULTS BY INVESTMENT STYLE (in millions), (unaudited)	Q2 2016 Net flows	June 30, 2016 AUM	Q2 2016 Base Fees(1)	June 30, 2016 AUM % of Total	Q2 2016 Base Fees(1) % of Total
Active	$(12,812)	$1,510,424	$1,277	34%	54%
Index and iShares	14,349	2,994,500	1,093	66%	46%

Total long-term	$1,537	$4,504,924	$2,370	100%	100%

(1)	Base fees include investment advisory, administration fees and securities lending revenue.

Long-Term Business Highlights

Long-term net inflows of $4.1 billion and $9.3 billion from clients in the Americas and EMEA regions, respectively, were partially offset by net outflows of $11.9 billion from clients in Asia-Pacific. At June 30, 2016, BlackRock managed 63% of its long-term AUM for investors in the Americas and 37% for clients in EMEA and Asia-Pacific.

A discussion of the Company’s net flows by client type for the second quarter of 2016 is presented below.

¡	Retail long-term net outflows of $6.3 billion reflected net outflows of $2.7 billion and $3.6 billion from the United States and internationally, respectively. Fixed income saw net inflows of $2.3 billion, paced by flows into municipals and core bond funds. Equity net outflows of $4.9 billion were primarily related to outflows from international equities driven by market uncertainty and de-risking. Multi-asset net outflows of $2.6 billion were largely due to outflows from world allocation strategies.

¡	iShares long-term net inflows of $15.7 billion were driven by fixed income net inflows of $10.0 billion, diversified across corporate, emerging market and municipal bond funds. Equity net inflows of $3.4 billion reflected strong flows into the Core Series and Minimum Volatility funds. Commodities iShares generated $2.1 billion of net inflows.

¡	Institutional active long-term net outflows of $6.7 billion were primarily due to fixed income net outflows of $7.0 billion, driven by client re-allocation activity.

¡	Institutional index long-term net outflows of $1.1 billion reflected equity net outflows of $1.2 billion.

Cash management AUM increased 28% to $374.7 billion, primarily reflecting $80.6 billion in AUM acquired in the BofA® Global Capital Management transaction.

Advisory AUM ended the second quarter at $10.5 billion.

INVESTMENT PERFORMANCE AT JUNE 30, 2016 (1)

	One-year period	Three-year period	Five-year period
Fixed Income:
Actively managed AUM above benchmark or peer median
Taxable	53%	80%	91%
Tax-exempt	46%	48%	70%
Index AUM within or above applicable tolerance	93%	99%	99%

Equity:
Actively managed AUM above benchmark or peer median
Fundamental	63%	67%	51%
Scientific	40%	82%	92%
Index AUM within or above applicable tolerance	96%	98%	98%

(1)	Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 16 for performance disclosure detail.

Teleconference, Webcast and Presentation Information

Chairman and Chief Executive Officer, Laurence D. Fink, and Chief Financial Officer, Gary S. Shedlin, will host a teleconference call for investors and analysts on Thursday, July 14, 2016 at 8:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (800) 374-0176, or from outside the United States, (706) 679-8281, shortly before 8:30 a.m. and reference the BlackRock Conference Call (ID Number 38298849). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

Both the teleconference and webcast will be available for replay by 12:30 p.m. (Eastern Time) on Thursday, July 14, 2016 and ending at midnight on Thursday, July 28, 2016. To access the replay of the teleconference, callers from the United States should dial (855) 859-2056 and callers from outside the United States should dial (404) 537-3406 and enter the Conference ID Number 38298849. To access the webcast, please visit the investor relations section of www.blackrock.com.

About BlackRock

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. At June 30, 2016, BlackRock’s AUM was $4.890 trillion. BlackRock helps clients around the world meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. As of June 30, 2016, the firm had approximately 12,700 employees in more than 30 countries and a major presence in global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa. For additional information, please visit the Company’s website at www.blackrock.com | Twitter: @blackrock_news | Blog: www.blackrockblog.com | LinkedIn: www.linkedin.com/company/blackrock

3

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	June 30,				March 31,
	2016	2015	Change		2016	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$2,489	$2,534	$(45)		$2,359	$130
Investment advisory performance fees	74	136	(62)		34	40
BlackRock Solutions and advisory	172	161	11		171	1
Distribution fees	11	13	(2)		11	—
Other revenue	58	61	(3)		49	9

Total revenue	2,804	2,905	(101)		2,624	180

Expense
Employee compensation and benefits	977	1,012	(35)		947	30
Distribution and servicing costs	109	105	4		97	12
Amortization of deferred sales commissions	9	12	(3)		10	(1)
Direct fund expense	195	191	4		188	7
General and administration	316	312	4		318	(2)
Restructuring charge	—	—	—		76	(76)
Amortization of intangible assets	25	35	(10)		25	—

Total expense	1,631	1,667	(36)		1,661	(30)

Operating income	1,173	1,238	(65)		963	210
Nonoperating income (expense)
Net gain (loss) on investments	20	6	14		(2)	22
Interest and dividend income	6	5	1		5	1
Interest expense	(51)	(52)	1		(51)	—

Total nonoperating income (expense)	(25)	(41)	16		(48)	23

Income before income taxes	1,148	1,197	(49)		915	233
Income tax expense	353	371	(18)		268	85

Net income	795	826	(31)		647	148
Less:
Net income (loss) attributable to noncontrolling interests	6	7	(1)		(10)	16

Net income attributable to BlackRock, Inc.	$789	$819	$(30)		$657	$132

Weighted-average common shares outstanding
Basic	164,758,612	166,616,558	(1,857,946)		165,388,130	(629,518)
Diluted	166,639,290	169,114,759	(2,475,469)		167,398,938	(759,648)
Earnings per share attributable to BlackRock, Inc. common stockholders (4)
Basic	$4.79	$4.92	$(0.13)		$3.97	$0.82
Diluted	$4.73	$4.84	$(0.11)		$3.92	$0.81
Cash dividends declared and paid per share	$2.29	$2.18	$0.11		$2.29	$—
Supplemental information:
AUM (end of period)	$4,890,121	$4,721,294	$168,827		$4,737,165	$152,956
Shares outstanding (end of period)	164,463,297	166,379,267	(1,915,970)		165,174,069	(710,772)
GAAP:
Operating margin	41.8%	42.6%	(80	) bps	36.7%	510	bps
Effective tax rate	30.9%	31.2%	(30	) bps	29.0%	190	bps
As adjusted:
Operating income (1)	$1,179	$1,248	$(69)		$1,047	$132
Operating margin (1)	43.9%	44.9%	(100	) bps	41.6%	230	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$(31)	$(50)	$19		$(38)	$7
Net income attributable to BlackRock, Inc. (3)	$797	$838	$(41)		$711	$86
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$4.78	$4.96	$(0.18)		$4.25	$0.53
Effective tax rate	30.6%	30.1%	50	bps	29.6%	100	bps

See pages 13-15 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except shares and per share data), (unaudited)

	Six Months Ended
	June 30,
	2016	2015	Change
Revenue
Investment advisory, administration fees and securities lending revenue	$4,848	$4,924	$(76)
Investment advisory performance fees	108	244	(136)
BlackRock Solutions and advisory	343	308	35
Distribution fees	22	30	(8)
Other revenue	107	122	(15)

Total revenue	5,428	5,628	(200)

Expense
Employee compensation and benefits	1,924	1,993	(69)
Distribution and servicing costs	206	204	2
Amortization of deferred sales commissions	19	25	(6)
Direct fund expense	383	380	3
General and administration	634	651	(17)
Restructuring charge	76	—	76
Amortization of intangible assets	50	70	(20)

Total expense	3,292	3,323	(31)

Operating income	2,136	2,305	(169)
Nonoperating income (expense)
Net gain (loss) on investments	18	69	(51)
Interest and dividend income	11	9	2
Interest expense	(102)	(103)	1

Total nonoperating income (expense)	(73)	(25)	(48)

Income before income taxes	2,063	2,280	(217)
Income tax expense	621	629	(8)

Net income	1,442	1,651	(209)
Less:
Net income (loss) attributable to noncontrolling interests	(4)	10	(14)

Net income attributable to BlackRock, Inc.	$1,446	$1,641	$(195)

Weighted-average common shares outstanding
Basic	165,073,371	166,851,492	(1,778,121)
Diluted	167,023,559	169,418,964	(2,395,405)
Earnings per share attributable to BlackRock, Inc. common stockholders (4)
Basic	$8.76	$9.84	$(1.08)
Diluted	$8.66	$9.69	$(1.03)
Cash dividends declared and paid per share	$4.58	$4.36	$0.22
Supplemental information:
AUM (end of period)	$4,890,121	$4,721,294	$168,827
Shares outstanding (end of period)	164,463,297	166,379,267	(1,915,970)
GAAP:
Operating margin	39.4%	41.0%	(160)	bps
Effective tax rate	30.1%	27.7%	240	bps
As adjusted:
Operating income (1)	$2,226	$2,325	$(99)
Operating margin (1)	42.8%	43.2%	(40)	bps
Nonoperating income (expense), less net income (loss) attributable to noncontrolling interests (2)	$(69)	$(39)	$(30)
Net income attributable to BlackRock, Inc. (3)	$1,508	$1,668	$(160)
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3) (4)	$9.03	$9.85	$(0.82)
Effective tax rate	30.1%	27.0%	310	bps

See pages 13-15 for the reconciliation to GAAP and notes (1) through (4) for more information on as adjusted items.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Client Type and Product

	March 31, 2016	Net inflows (outflows)	Acquisition (1)	Market Change	FX impact (2)	June 30, 2016	Average AUM (3)
Retail:
Equity	$193,436	$(4,887)	$—	$6,091	$(2,660)	$191,980	$194,197
Fixed Income	217,209	2,317	—	5,250	(1,066)	223,710	221,062
Multi-Asset	113,291	(2,581)	—	1,271	(525)	111,456	112,902
Alternatives	18,730	(1,141)	—	(162)	(146)	17,281	17,971

Retail subtotal	542,666	(6,292)	—	12,450	(4,397)	544,427	546,132
iShares:
Equity	818,104	3,431	—	7,661	(2,428)	826,768	826,127
Fixed Income	291,132	10,026	—	5,720	(1,982)	304,896	297,883
Multi-Asset	2,166	122	—	41	(1)	2,328	2,255
Alternatives	16,152	2,096	—	1,915	(33)	20,130	17,905

iShares subtotal	1,127,554	15,675	—	15,337	(4,444)	1,154,122	1,144,170
Institutional:
Active:
Equity	118,833	482	—	2,529	(1,717)	120,127	120,312
Fixed Income	544,244	(6,977)	—	13,064	(645)	549,686	545,509
Multi-Asset	262,010	(131)	—	7,024	(3,966)	264,937	263,270
Alternatives	75,104	(91)	—	526	(568)	74,971	75,404

Active subtotal	1,000,191	(6,717)	—	23,143	(6,896)	1,009,721	1,004,495
Index:
Equity	1,277,802	(1,241)	—	20,404	(3,282)	1,293,683	1,292,312
Fixed Income	472,568	128	—	30,198	(14,530)	488,364	477,717
Multi-Asset	7,776	(509)	—	330	202	7,799	7,570
Alternatives	6,003	493	—	487	(175)	6,808	6,406

Index subtotal	1,764,149	(1,129)	—	51,419	(17,785)	1,796,654	1,784,005

Institutional subtotal	2,764,340	(7,846)	—	74,562	(24,681)	2,806,375	2,788,500

Long-term	4,434,560	1,537	—	102,349	(33,522)	4,504,924	4,478,802

Cash Management	291,986	5,015	80,635	8	(2,960)	374,684	353,432
Advisory (4)	10,619	(48)	—	15	(73)	10,513	10,624

Total	$4,737,165	$6,504	$80,635	$102,372	$(36,555)	$4,890,121	$4,842,858

Current Quarter Component Changes by Product (Long-term)
	March 31, 2016	Net inflows (outflows)	Acquisition	Market Change	FX impact (2)	June 30, 2016	Average AUM (3)
Equity:
Active	$276,281	$(3,880)	$—	$7,093	$(3,146)	$276,348	$278,552
iShares	818,104	3,431	—	7,661	(2,428)	826,768	826,127
Non-ETF index	1,313,790	(1,766)	—	21,931	(4,513)	1,329,442	1,328,269

Equity subtotal	2,408,175	(2,215)	—	36,685	(10,087)	2,432,558	2,432,948
Fixed income:
Active	753,711	(4,987)	—	17,962	(1,255)	765,431	758,738
iShares	291,132	10,026	—	5,720	(1,982)	304,896	297,883
Non-ETF index	480,310	455	—	30,550	(14,986)	496,329	485,550

Fixed income subtotal	1,525,153	5,494	—	54,232	(18,223)	1,566,656	1,542,171
Multi-asset	385,243	(3,099)	—	8,666	(4,290)	386,520	385,997
Alternatives:
Core	91,639	(1,153)	—	313	(887)	89,912	91,072
Currency and commodities (5)	24,350	2,510	—	2,453	(35)	29,278	26,614

Alternatives subtotal	115,989	1,357	—	2,766	(922)	119,190	117,686

Long-term	$4,434,560	$1,537	$—	$102,349	$(33,522)	$4,504,924	$4,478,802

Current Quarter Component Changes by Investment Style (Long-term)

	March 31, 2016	Net inflows (outflows)	Acquisition	Market Change	FX impact (2)	June 30, 2016	Average AUM (3)
Active	$1,499,128	$(12,812)	$—	$33,714	$(9,606)	$1,510,424	$1,506,836
Index and iShares	2,935,432	14,349	—	68,635	(23,916)	2,994,500	2,971,966

Long-term	$4,434,560	$1,537	$—	$102,349	$(33,522)	$4,504,924	$4,478,802

(1)	Amount represents $80.6 billion of AUM acquired in the BofA Global Capital Management transaction in April 2016.
(2)	Foreign exchange reflects the impact of translating non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Changes by Client Type and Product

	December 31, 2015	Net inflows (outflows)	Acquisition (1)	Market Change	FX impact (2)	June 30, 2016	Average AUM (3)
Retail:
Equity	$193,755	$(5,282)	$—	$5,380	$(1,873)	$191,980	$190,233
Fixed Income	212,653	4,438	—	6,701	(82)	223,710	217,268
Multi-Asset	115,307	(4,217)	—	782	(416)	111,456	112,436
Alternatives	19,410	(1,591)	—	(613)	75	17,281	18,472

Retail subtotal	541,125	(6,652)	—	12,250	(2,296)	544,427	538,409
iShares:
Equity	823,156	(1,255)	—	2,120	2,747	826,768	805,871
Fixed Income	254,190	37,508	—	12,519	679	304,896	283,690
Multi-Asset	2,730	(464)	—	54	8	2,328	2,289
Alternatives	12,485	4,133	—	3,480	32	20,130	16,068

iShares subtotal	1,092,561	39,922	—	18,173	3,466	1,154,122	1,107,918
Institutional:
Active:
Equity	121,442	(1,288)	—	1,005	(1,032)	120,127	117,890
Fixed Income	514,428	3,907	—	28,240	3,111	549,686	534,858
Multi-Asset	252,041	1,131	—	12,011	(246)	264,937	257,134
Alternatives	74,941	331	—	(17)	(284)	74,971	74,909

Active subtotal	962,852	4,081	—	41,239	1,549	1,009,721	984,791
Index:
Equity	1,285,419	(12,067)	—	15,021	5,310	1,293,683	1,266,701
Fixed Income	441,097	11,814	—	50,001	(14,548)	488,364	463,891
Multi-Asset	6,258	(117)	—	1,246	412	7,799	7,186
Alternatives	6,003	635	—	408	(238)	6,808	6,237

Index subtotal	1,738,777	265	—	66,676	(9,064)	1,796,654	1,744,015

Institutional subtotal	2,701,629	4,346	—	107,915	(7,515)	2,806,375	2,728,806

Long-term	4,335,315	37,616	—	138,338	(6,345)	4,504,924	4,375,133

Cash Management	299,884	(3,140)	80,635	(13)	(2,682)	374,684	328,543
Advisory (4)	10,213	(145)	—	(107)	552	10,513	10,433

Total	$4,645,412	$34,331	$80,635	$138,218	$(8,475)	$4,890,121	$4,714,109

Year-to-Date Component Changes by Product (Long-term)
	December 31, 2015	Net inflows (outflows)	Acquisition	Market Change	FX impact (2)	June 30, 2016	Average AUM (3)
Equity:
Active	$281,319	$(7,850)	$—	$4,257	$(1,378)	$276,348	$273,821
iShares	823,156	(1,255)	—	2,120	2,747	826,768	805,871
Non-ETF index	1,319,297	(10,787)	—	17,149	3,783	1,329,442	1,301,003

Equity subtotal	2,423,772	(19,892)	—	23,526	5,152	2,432,558	2,380,695
Fixed income:
Active	719,653	7,928	—	34,272	3,578	765,431	744,516
iShares	254,190	37,508	—	12,519	679	304,896	283,690
Non-ETF index	448,525	12,231	—	50,670	(15,097)	496,329	471,501

Fixed income subtotal	1,422,368	57,667	—	97,461	(10,840)	1,566,656	1,499,707
Multi-asset	376,336	(3,667)	—	14,093	(242)	386,520	379,045
Alternatives:
Core	92,085	(973)	—	(683)	(517)	89,912	91,079
Currency and commodities (5)	20,754	4,481	—	3,941	102	29,278	24,607

Alternatives subtotal	112,839	3,508	—	3,258	(415)	119,190	115,686

Long-term	$4,335,315	$37,616	$—	$138,338	$(6,345)	$4,504,924	$4,375,133

Year-to-Date Component Changes by Investment Style (Long-term)

	December 31, 2015	Net inflows (outflows)	Acquisition	Market Change	FX impact (2)	June 30, 2016	Average AUM (3)
Active	$1,462,672	$(4,266)	$—	$50,688	$1,330	$1,510,424	$1,481,289
Index and iShares	2,872,643	41,882	—	87,650	(7,675)	2,994,500	2,893,844

Long-term	$4,335,315	$37,616	$—	$138,338	$(6,345)	$4,504,924	$4,375,133

(1)	Amount represents $80.6 billion of AUM acquired in the BofA Global Capital Management transaction in April 2016.
(2)	Foreign exchange reflects the impact of converting non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing seven months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Client Type and Product

	June 30, 2015	Net inflows (outflows)	Acquisition (1)	Market Change	FX impact (2)	June 30, 2016	Average AUM (3)
Retail:
Equity	$203,373	$2,630	$—	$(9,364)	$(4,659)	$191,980	$193,092
Fixed Income	209,056	12,963	—	2,736	(1,045)	223,710	214,434
Multi-Asset	129,188	(7,639)	366	(9,441)	(1,018)	111,456	117,523
Alternatives	19,445	(1,029)	—	(1,039)	(96)	17,281	19,089

Retail subtotal	561,062	6,925	366	(17,108)	(6,818)	544,427	544,138
iShares:
Equity	828,057	51,620	—	(49,596)	(3,313)	826,768	804,479
Fixed Income	230,735	67,678	—	8,511	(2,028)	304,896	265,625
Multi-Asset	1,844	527	—	(35)	(8)	2,328	2,098
Alternatives	14,953	3,620	—	1,601	(44)	20,130	15,033

iShares subtotal	1,075,589	123,445	—	(39,519)	(5,393)	1,154,122	1,087,235
Institutional:
Active:
Equity	128,032	(158)	—	(3,722)	(4,025)	120,127	120,420
Fixed Income	517,251	4,634	—	29,597	(1,796)	549,686	529,160
Multi-Asset	256,964	3,406	—	9,684	(5,117)	264,937	256,501
Alternatives	73,236	2,445	560	(332)	(938)	74,971	74,607

Active subtotal	975,483	10,327	560	35,227	(11,876)	1,009,721	980,688
Index:
Equity	1,345,855	(14,886)	—	(29,110)	(8,176)	1,293,683	1,284,269
Fixed Income	465,392	201	—	54,776	(32,005)	488,364	465,324
Multi-Asset	7,013	(635)	—	1,066	355	7,799	7,068
Alternatives	6,495	1,117	—	(384)	(420)	6,808	6,277

Index subtotal	1,824,755	(14,203)	—	26,348	(40,246)	1,796,654	1,762,938

Institutional subtotal	2,800,238	(3,876)	560	61,575	(52,122)	2,806,375	2,743,626

Long-term	4,436,889	126,494	926	4,948	(64,333)	4,504,924	4,374,999

Cash Management	271,506	27,698	80,635	270	(5,425)	374,684	306,240
Advisory (4)	12,899	(2,025)	—	(36)	(325)	10,513	11,097

Total	$4,721,294	$152,167	$81,561	$5,182	$(70,083)	$4,890,121	$4,692,336

Year-over-Year Component Changes by Product (Long-term)

	June 30, 2015	Net inflows (outflows)	Acquisition (1)	Market Change	FX impact (2)	June 30, 2016	Average AUM (3)
Equity:
Active	$298,884	$(2,106)	$—	$(14,478)	$(5,952)	$276,348	$280,032
iShares	828,057	51,620	—	(49,596)	(3,313)	826,768	804,479
Non-ETF index	1,378,376	(10,308)	—	(27,718)	(10,908)	1,329,442	1,317,749

Equity subtotal	2,505,317	39,206	—	(91,792)	(20,173)	2,432,558	2,402,260
Fixed income:
Active	718,853	16,912	—	31,538	(1,872)	765,431	736,047
iShares	230,735	67,678	—	8,511	(2,028)	304,896	265,625
Non-ETF index	472,846	886	—	55,571	(32,974)	496,329	472,871

Fixed income subtotal	1,422,434	85,476	—	95,620	(36,874)	1,566,656	1,474,543
Multi-asset	395,009	(4,341)	366	1,274	(5,788)	386,520	383,190
Alternatives:
Core	89,954	2,079	560	(1,305)	(1,376)	89,912	91,148
Currency and commodities (5)	24,175	4,074	—	1,151	(122)	29,278	23,858

Alternatives subtotal	114,129	6,153	560	(154)	(1,498)	119,190	115,006

Long-term	$4,436,889	$126,494	$926	$4,948	$(64,333)	$4,504,924	$4,374,999

Year-over-Year Component Changes by Investment Style (Long-term)

	June 30, 2015	Net inflows (outflows)	Acquisition (1)	Market Change	FX impact (2)	June 30, 2016	Average AUM (3)
Active	$1,496,571	$11,987	$926	$15,933	$(14,993)	$1,510,424	$1,483,802
Index and iShares	2,940,318	114,507	—	(10,985)	(49,340)	2,994,500	2,891,197

Long-term	$4,436,889	$126,494	$926	$4,948	$(64,333)	$4,504,924	$4,374,999

(1)	Amounts represent $560 million of AUM acquired in the Infraestructura Institucional acquisition in October 2015, $366 million of AUM acquired in the FutureAdvisor acquisition in October 2015 and $80.6 billion of AUM acquired in the BofA Global Capital Management transaction in April 2016. The FutureAdvisor acquisition amount does not include AUM that was held in iShares holdings.
(2)	Foreign exchange reflects the impact of translating non-U.S. dollar denominated AUM into U.S. dollars for reporting purposes.
(3)	Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(4)	Advisory AUM represents long-term portfolio liquidation assignments.
(5)	Amounts include commodity iShares.

SUMMARY OF REVENUE

	Three Months Ended June 30,		Change	Three Months Ended March 31, 2016	Change	Six Months Ended June 30,
(in millions), (unaudited)	2016	2015				2016	2015	Change
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$406	$447	$(41)	$386	$20	$792	$869	$(77)
iShares	656	728	(72)	623	33	1,279	1,412	(133)
Non-ETF Index	174	190	(16)	164	10	338	353	(15)

Equity subtotal	1,236	1,365	(129)	1,173	63	2,409	2,634	(225)
Fixed income:
Active	414	387	27	396	18	810	760	50
iShares	172	138	34	152	20	324	268	56
Non-ETF Index	69	72	(3)	70	(1)	139	140	(1)

Fixed income subtotal	655	597	58	618	37	1,273	1,168	105
Multi-asset	291	316	(25)	284	7	575	620	(45)
Alternatives:
Core	168	161	7	164	4	332	315	17
Currency and commodities	20	19	1	17	3	37	38	(1)

Alternatives subtotal	188	180	8	181	7	369	353	16

Long-term	2,370	2,458	(88)	2,256	114	4,626	4,775	(149)
Cash management	119	76	43	103	16	222	149	73

Total base fees	2,489	2,534	(45)	2,359	130	4,848	4,924	(76)
Investment advisory performance fees:
Equity	42	61	(19)	11	31	53	98	(45)
Fixed income	2	3	(1)	5	(3)	7	7	—
Multi-asset	2	8	(6)	3	(1)	5	16	(11)
Alternatives	28	64	(36)	15	13	43	123	(80)

Total performance fees	74	136	(62)	34	40	108	244	(136)
BlackRock Solutions and advisory	172	161	11	171	1	343	308	35
Distribution fees	11	13	(2)	11	—	22	30	(8)
Other revenue	58	61	(3)	49	9	107	122	(15)

Total revenue	$2,804	$2,905	$(101)	$2,624	$180	$5,428	$5,628	$(200)

Highlights

•	Investment advisory, administration fees and securities lending revenue decreased $45 million from the second quarter of 2015 reflecting mix shift from equities to fixed income and cash products, partially offset by lower yield-related waivers on certain money market funds and the effect of AUM acquired in the BofA Global Capital Management transaction. Securities lending revenue of $151 million in the current quarter increased $4 million from the second quarter of 2015.

Investment advisory, administration fees and securities lending revenue increased $130 million from the first quarter of 2016, driven by higher average AUM.

•	Performance fees decreased $62 million from the second quarter of 2015, primarily reflecting lower fees from alternative and equity products, and increased $40 million from the first quarter of 2016.

•	BlackRock Solutions® and advisory revenue increased $11 million from the second quarter of 2015. BlackRock Solutions and advisory revenue included $146 million of Aladdin® revenue in the current quarter compared with $129 million in the second quarter of 2015 and $141 million in the first quarter of 2016.

SUMMARY OF OPERATING EXPENSE

	Three Months Ended June 30,			Three Months Ended		Six Months Ended June 30,
(in millions), (unaudited)	2016	2015	Change	March 31, 2016	Change	2016	2015	Change
Operating Expense
Employee compensation and benefits	$977	$1,012	$(35)	$947	$30	$1,924	$1,993	$(69)
Distribution and servicing costs	109	105	4	97	12	206	204	2
Amortization of deferred sales commissions	9	12	(3)	10	(1)	19	25	(6)
Direct fund expense	195	191	4	188	7	383	380	3
General and administration	316	312	4	318	(2)	634	651	(17)
Restructuring charge	—	—	—	76	(76)	76	—	76
Amortization of intangible assets	25	35	(10)	25	—	50	70	(20)

Total Operating Expense	$1,631	$1,667	$(36)	$1,661	$(30)	$3,292	$3,323	$(31)

Highlights

•	Employee compensation and benefits decreased $35 million from the second quarter of 2015, reflecting lower incentive compensation, driven primarily by lower operating income and performance fees.

Employee compensation and benefits increased $30 million from the first quarter of 2016, reflecting higher incentive compensation, driven by higher operating income and performance fees, partially offset by lower seasonal employer payroll taxes.

•	A restructuring charge of $76 million, primarily comprised of severance and accelerated amortization expense of previously granted deferred compensation awards, was recorded in the first quarter of 2016 in connection with a project to streamline and simplify the organization.

INCOME TAX EXPENSE

	Three Months Ended June 30,			Three Months Ended		Six Months Ended June 30,
(in millions), (unaudited)	2016	2015	Change	March 31, 2016	Change	2016	2015	Change
Income tax expense	$353	$371	$(18)	$268	$85	$621	$629	$(8)

Highlights

•	The second quarter 2016 and 2015 income tax expense included a $4 million and $13 million net noncash expense, respectively, primarily related to the revaluation of certain deferred income tax liabilities as a result of domestic state and local tax changes.

•	The first quarter 2016 income tax expense included a $4 million net noncash benefit, primarily related to the revaluation of certain deferred income tax liabilities, including the effect of tax legislation enacted in Japan and domestic state and local tax changes.

SUMMARY OF NONOPERATING INCOME (EXPENSE)

		Three Months Ended June 30,			Three Months Ended March 31, 2016		Six Months Ended June 30,
(in millions), (unaudited)		2016	2015	Change		Change	2016	2015	Change
Nonoperating income (expense), GAAP basis		$(25)	$(41)	$16	$(48)	$23	$(73)	$(25)	$(48)
Less: Net income (loss) attributable to NCI		6	7	(1)	(10)	16	(4)	10	(14)

Nonoperating income (expense)(1)		$(31)	$(48)	$17	$(38)	$7	$(69)	$(35)	$(34)

	Estimated economic investments at June 30, 2016(3)	Three Months Ended June 30,			Three Months Ended March 31, 2016		Six Months Ended June 30,
(in millions), (unaudited)		2016	2015	Change		Change	2016	2015	Change
Net gain (loss) on investments(1) (2)
Private equity	20-25%	$7	$9	$(2)	$2	$5	$9	$10	$(1)
Real assets	5-10%	1	2	(1)	2	(1)	3	4	(1)
Other alternatives(4)	15-20%	4	—	4	—	4	4	4	—
Other investments(5)	50-55%	2	(12)	14	4	(2)	6	(4)	10

Subtotal		14	(1)	15	8	6	22	14	8
Other gains(6)		—	—	—	—	—	—	45	(45)

Total net gain (loss) on investments(1)		14	(1)	15	8	6	22	59	(37)
Interest and dividend income		6	5	1	5	1	11	9	2
Interest expense		(51)	(52)	1	(51)	—	(102)	(103)	1

Net interest expense		(45)	(47)	2	(46)	1	(91)	(94)	3

Total nonoperating income (expense)(1)		(31)	(48)	17	(38)	7	(69)	(35)	(34)
Compensation expense related to (appreciation) depreciation on deferred compensation plans		—	(2)	2	—	—	—	(4)	4

Nonoperating income (expense), as adjusted(1)		$(31)	$(50)	$19	$(38)	$7	$(69)	$(39)	$(30)

(1)	Net of net income (loss) attributable to noncontrolling interests (“NCI”).
(2)	Amounts include net gain (loss) on consolidated variable interest entities.
(3)	Percentages represent estimated percentages of BlackRock’s corporate economic investment portfolio at June 30, 2016. Economic investment amounts at March 31, 2016 for private equity, real assets, other alternatives and other investments were $360 million, $104 million, $227 million and $871 million, respectively.
(4)	Amounts primarily include net gains (losses) related to direct hedge fund strategies and hedge fund solutions.
(5)	Amounts include net gains (losses) related to equity and fixed income investments, and BlackRock’s seed capital hedging program.
(6)	Amount for the six months ended June 30, 2015 primarily includes a gain related to the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC.

Highlights

•	Net gain (loss) on investments increased from the second quarter of 2015 and first quarter of 2016 due to higher marks in the second quarter of 2016.

ECONOMIC TANGIBLE ASSETS

The Company presents economic tangible assets as additional information to enable investors to exclude certain assets that have equal and offsetting liabilities or noncontrolling interests that ultimately do not have an impact on stockholders’ equity or cash flows. In addition, goodwill and intangible assets are excluded from economic tangible assets.

Economic tangible assets include cash, receivables, seed and co-investments, regulatory investments and other assets.

(in billions), (unaudited)	June 30, 2016 (Est.)	December 31, 2015
Total balance sheet assets	$222	$225
Separate account assets and separate account collateral held under securities lending agreements	(179)	(182)
Consolidated sponsored investment funds	(1)	(1)
Goodwill and intangible assets, net	(31)	(30)

Economic tangible assets	$11	$12

RECONCILIATION OF U.S. GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2016	2015	2016	2016	2015
Operating income, GAAP basis	$1,173	$1,238	$963	$2,136	$2,305
Non-GAAP expense adjustments:
Restructuring charge	—	—	76	76	—
PNC LTIP funding obligation	6	8	8	14	16
Compensation expense related to appreciation (depreciation) on deferred compensation plans	—	2	—	—	4

Operating income, as adjusted	1,179	1,248	1,047	2,226	2,325
Product launch costs and commissions	—	5	—	—	5

Operating income used for operating margin measurement	$1,179	$1,253	$1,047	$2,226	$2,330

Revenue, GAAP basis	$2,804	$2,905	$2,624	$5,428	$5,628
Non-GAAP adjustments:
Distribution and servicing costs	(109)	(105)	(97)	(206)	(204)
Amortization of deferred sales commissions	(9)	(12)	(10)	(19)	(25)

Revenue used for operating margin measurement	$2,686	$2,788	$2,517	$5,203	$5,399

Operating margin, GAAP basis	41.8%	42.6%	36.7%	39.4%	41.0%

Operating margin, as adjusted	43.9%	44.9%	41.6%	42.8%	43.2%

See note (1) to the Condensed Consolidated Statements of Income and Supplemental Information on page 14 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF U.S. GAAP NONOPERATING INCOME NET OF NCI TO NONOPERATING INCOME NET OF NCI, AS ADJUSTED

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2016	2015	2016	2016	2015
Nonoperating income (expense), GAAP basis	$(25)	$(41)	$(48)	$(73)	$(25)
Less: Net income (loss) attributable to NCI	6	7	(10)	(4)	10

Nonoperating income (expense), net of NCI	(31)	(48)	(38)	(69)	(35)
Compensation expense related to (appreciation) depreciation on deferred compensation plans	—	(2)	—	—	(4)

Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted	$(31)	$(50)	$(38)	$(69)	$(39)

See note (2) to the Condensed Consolidated Statements of Income and Supplemental Information on page 14 for more information on as adjusted items and the reconciliation to GAAP.

RECONCILIATION OF U.S. GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions, except per share data), (unaudited)	2016	2015	2016	2016	2015
Net income attributable to BlackRock, Inc., GAAP basis	$789	$819	$657	$1,446	$1,641
Non-GAAP adjustments:
Restructuring charge, net of tax	—	—	53	53	—
PNC LTIP funding obligation, net of tax	4	6	5	9	11
Income tax matters	4	13	(4)	—	16

Net income attributable to BlackRock, Inc., as adjusted	$797	$838	$711	$1,508	$1,668

Diluted weighted-average common shares outstanding(4)	166.6	169.1	167.4	167.0	169.4
Diluted earnings per common share, GAAP basis(4)	$4.73	$4.84	$3.92	$8.66	$9.69
Diluted earnings per common share, as adjusted(4)	$4.78	$4.96	$4.25	$9.03	$9.85

See notes (3) and (4) to the Condensed Consolidated Statements of Income and Supplemental Information on page 15 for more information on as adjusted items and the reconciliation to GAAP.

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”); however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Management reviews non-GAAP financial measures to assess ongoing operations and, for the reasons described below, considers them to be effective indicators, for both management and investors, of BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance the comparability of this information for the reporting periods presented. Non-GAAP measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.

Management uses both GAAP and non-GAAP financial measures in evaluating BlackRock’s financial performance. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

Computations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time and, therefore, provide useful disclosure to investors.

•	Operating income, as adjusted, includes non-GAAP expense adjustments. A restructuring charge comprised of severance and accelerated amortization expense of previously granted deferred compensation awards has been excluded to provide more meaningful analysis of BlackRock’s ongoing operations and to ensure comparability among periods presented. The portion of compensation expense associated with certain long-term incentive plans (“LTIP”) funded, or to be funded, through share distributions to participants of BlackRock stock held by The PNC Financial Services Group, Inc. (“PNC”) has been excluded because it ultimately does not impact BlackRock’s book value. Compensation expense associated with appreciation (depreciation) on investments related to certain BlackRock deferred compensation plans has been excluded, as returns on investments set aside for these plans, which substantially offset this expense, are reported in nonoperating income (expense).

•	Operating income used for measuring operating margin, as adjusted, is equal to operating income, as adjusted, excluding the impact of product launch costs (e.g. closed-end fund launch costs) and related commissions. Management believes the exclusion of such costs and related commissions is useful because these costs can fluctuate considerably and revenue associated with the expenditure of these costs will not fully impact BlackRock’s results until future periods.

Revenue used for operating margin, as adjusted, excludes distribution and servicing costs paid to related parties and other third parties. Management believes the exclusion of such costs is useful because it creates consistency in the treatment for certain contracts for similar services, which due to the terms of the contracts, are accounted for under GAAP on a net basis within investment advisory, administration fees and securities lending revenue. Amortization of deferred sales commissions is excluded from revenue used for operating margin measurement, as adjusted, because such costs, over time, substantially offset distribution fee revenue the Company earns. For each of these items, BlackRock excludes from revenue used for operating margin, as adjusted, the costs related to each of these items as a proxy for such offsetting revenue.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted: Nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, equals nonoperating income (expense), GAAP basis, less net income (loss) attributable to NCI, adjusted for compensation expense associated with (appreciation) depreciation on investments related to certain BlackRock deferred compensation plans. The compensation expense offset is recorded in operating income. This compensation expense has been included in nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, to offset returns on investments set aside for these plans, which are reported in nonoperating income (expense), GAAP basis.

Management believes nonoperating income (expense), less net income (loss) attributable to NCI, as adjusted, provides comparability of information among reporting periods and is an effective measure for reviewing BlackRock’s nonoperating contribution to results.

(3) Net income attributable to BlackRock, Inc., as adjusted: Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for significant nonrecurring items, charges that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

See aforementioned discussion regarding operating income, as adjusted, and operating margin, as adjusted, for information on the PNC LTIP funding obligation and restructuring charge.

For each period presented, the non-GAAP adjustment related to the restructuring charge and PNC LTIP funding obligation was tax effected at the respective blended rates applicable to the adjustments. The three months ended June 30, 2016 and March 31, 2016 reflected a $4 million noncash expense and $4 million noncash tax benefit, respectively, primarily associated with the revaluation of certain deferred tax liabilities related to intangible assets and goodwill. The three and six months ended June 30, 2015 included $13 million and $16 million, respectively, of net noncash tax expense primarily related to the revaluation of certain deferred tax liabilities. Amounts have been excluded from the as adjusted results as these items will not have a cash flow impact and to ensure comparability among periods presented.

Per share amounts reflect net income attributable to BlackRock, as adjusted divided by diluted weighted average common shares outstanding.

(4) Nonvoting participating preferred stock is considered to be a common stock equivalent for purposes of determining basic and diluted earnings per share calculations.

Forward-looking Statements

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to risk factors previously disclosed in BlackRock’s Securities and Exchange Commission (“SEC”) reports and those identified elsewhere in this earnings release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) the impact of increased competition; (5) the impact of future acquisitions or divestitures; (6) the unfavorable resolution of legal proceedings; (7) the extent and timing of any share repurchases; (8) the impact, extent and timing of technological changes and the adequacy of intellectual property, information and cyber security protection; (9) the impact of legislative and regulatory actions and reforms, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, and regulatory, supervisory or enforcement actions of government agencies relating to BlackRock or PNC; (10) terrorist activities, international hostilities and natural disasters, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (11) the ability to attract and retain highly talented professionals; (12) fluctuations in the carrying value of BlackRock’s economic investments; (13) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products or transactions, which could affect the value proposition to clients and, generally, the tax position of the Company; (14) BlackRock’s success in maintaining the distribution of its products; (15) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (16) the impact of problems at other financial institutions or the failure or negative performance of products at other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

Performance Notes

Past performance is not indicative of future results. Except as specified, the performance information shown is as of June 30, 2016 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including U.S. registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of May 31, 2016. The performance data does not include accounts terminated prior to June 30, 2016 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of June 30, 2016 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Source of performance information and peer medians is BlackRock, Inc. and is based in part on data from Lipper Inc. for U.S. funds and Morningstar, Inc. for non-U.S. funds.